UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22742

PRINCIPAL REAL ESTATE INCOME FUND
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

Andrea E. Kuchli
Principal Real Estate Income Fund
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: October 31

Date of reporting period: May 1, 2015 - July 31, 2015

Item 1 – Schedule of Investments.

PRINCIPAL REAL ESTATE INCOME FUND
STATEMENT OF INVESTMENTS
July 31, 2015 (Unaudited)
Description	Shares	Value (Note 2)
COMMON STOCKS (45.57%)

Leisure & Recreation/Games (0.14%)
Ardent Leisure Group	110,581	$195,607

Real Estate Management/Services (2.07%)
Atrium European Real Estate, Ltd.	96,100	446,970
Citycon OYJ	389,193	1,031,819
Fabege AB	25,700	356,897
Hyprop Investments, Ltd., REIT	39,000	399,611
Sponda OYJ	175,000	695,742
		2,931,039
Real Estate Operating/Development (2.65%)
Croesus Retail Trust	2,089,940	1,401,571
Frasers Centrepoint, Ltd.	383,000	466,239
New World Development Co., Ltd.	820,000	991,112
TLG Immobilien AG	24,000	429,504
Urban & Civic PLC	83,089	333,473
Vukile Property Fund, Ltd.	92,000	131,561
		3,753,460
REITS-Diversified (19.74%)
Altarea SCA	11,400	1,940,609
Champion Real Estate Investment Trust	2,830,000	1,569,728
Crombie Real Estate Investment Trust	65,500	634,040
Digital Realty Trust, Inc.	29,400	1,889,538
EPR Properties	26,700	1,525,104
The Geo Group, Inc.	55,000	2,076,250
H&R Real Estate Investment Trust	45,000	768,322
Kenedix Office Investment Corp.	26	120,418
Klepierre	18,000	819,306
Land Securities Group PLC	26,100	529,053
Liberty Property Trust	52,200	1,776,366
Londonmetric Property PLC	550,000	1,389,713
Mirvac Group	1,373,000	1,896,794
NewRiver Retail, Ltd.(a)	374,000	1,944,911
Pure Industrial Real Estate Trust	190,000	671,178
Sekisui House REIT, Inc.(b)	194	202,868
Spring Real Estate Investment Trust	4,795,000	2,220,509
STAG Industrial, Inc.	37,037	727,407
Stockland	740,100	2,299,149
STORE Capital Corp.	33,381	701,001
Wereldhave N.V.	38,988	2,305,781
		28,008,045
REITS-Health Care (3.52%)
Assura PLC	640,140	544,823
Medical Properties Trust, Inc.	135,500	1,852,285
Primary Health Properties PLC	177,200	1,128,344
Sabra Health Care REIT, Inc.	53,500	1,463,225
		4,988,677
REITS-Hotels (2.94%)
Hospitality Properties Trust	85,600	2,347,152
Hospitality Property Fund, Ltd., Class A	110,000	93,911
Summit Hotel Properties, Inc.	127,500	1,737,825
		4,178,888

Description	Shares	Value (Note 2)
REITS-Manufactured Homes (1.74%)
Sun Communities, Inc.	35,500	$2,467,605

REITS-Mortgage (0.34%)
CYS Investments, Inc.	63,100	489,656

REITS-Office Property (2.41%)
Brandywine Realty Trust	71,100	979,047
Highwoods Properties, Inc.	41,500	1,756,695
Workspace Group PLC	45,100	686,345
		3,422,087
REITS-Regional Malls (0.84%)
Frasers Centrepoint Trust	795,000	1,193,789

REITS-Shopping Centers (6.65%)
CapitaLand Mall Trust	161,400	235,303
Charter Hall Retail REIT	564,500	1,778,398
Fortune Real Estate Investment Trust	1,217,000	1,317,110
Hammerson PLC	68,500	703,883
Kite Realty Group Trust	22,325	589,380
Ramco-Gershenson Properties Trust	73,400	1,243,396
Vastned Retail N.V.	41,600	1,892,593
WP Glimcher, Inc.	124,000	1,678,960
		9,439,023
REITS-Single Tenant (1.54%)
Agree Realty Corp.	70,500	2,184,795

REITS-Storage/Warehousing (0.53%)
Safestore Holdings PLC	161,000	758,049

REITS-Warehouse/Industrials (0.46%)
AIMS AMP Capital Industrial REIT	230,000	251,485
CyrusOne, Inc.	13,135	403,770
		655,255
TOTAL COMMON STOCKS
(Cost $61,212,141)		64,665,975

PREFERRED STOCKS (1.16%)

REITS-Apartments (0.06%)
Apartment Investment & Management Co., Series Z, 7.000%	3,012	77,740

REITS-Hotels (0.50%)
Hersha Hospitality Trust, Series B, 8.000%	27,400	709,523

REITS-Office Property (0.30%)
SL Green Realty Corp., Series I, 6.500%	16,300	422,822

REITS-Regional Malls (0.30%)
Pennsylvania Real Estate Investment Trust, Series B, 7.375%	16,200	428,328

TOTAL PREFERRED STOCKS
(Cost $1,574,944)		1,638,413

		Maturity	Principal	Value
	Rate	Date	Amount	(Note 2)
COMMERCIAL MORTGAGE BACKED SECURITIES (93.95%)
Commercial Mortgage Backed Securities-Other (58.47%)
Bank of America Commercial Mortgage Trust, Series 2008-1(c)	6.258%	01/10/18	$2,500,000	$2,642,232
CD Commercial Mortgage Trust, Series 2007-CD4(c)	5.398%	12/11/49	12,500,000	10,971,094
Credit Suisse Commercial Mortgage Trust, Series 2006-C4(c)	5.538%	09/15/16	10,000,000	10,097,700
Credit Suisse Commercial Mortgage Trust, Series 2007-C1	5.416%	02/15/40	10,000,000	10,283,430
FHLMC Multifamily Structured Pass Through Certificates, Series 2011-KAIV(c)(d)	3.615%	06/25/41	9,000,000	1,654,722
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K706(c)(d)	1.903%	12/25/18	28,580,000	1,623,644
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K707(c)(d)	1.806%	01/25/19	27,555,000	1,548,315
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K709(c)(d)	1.700%	04/25/40	30,601,130	1,733,661
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K710(c)(d)	1.660%	06/25/42	27,830,000	1,597,359
Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Series 2007-GG9(c)	5.505%	02/10/17	7,500,000	7,298,790
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CIBC16	5.623%	05/12/45	2,500,000	2,527,819
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CIBC17(c)	5.489%	12/12/43	3,899,000	2,475,834
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CIBC19(c)	5.885%	05/12/17	3,500,000	3,277,344
LB-UBS Commercial Mortgage Trust, Series 2006-C7	5.407%	11/15/16	5,000,000	4,371,992
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20(c)(d)(e)	1.761%	02/15/25	23,967,000	2,571,563
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29(c)	5.368%	11/15/48	13,000,000	13,195,111
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30(c)	5.413%	12/15/43	5,000,000	5,108,140
				82,978,750

Commercial Mortgage Backed Securities-Subordinated (35.48%)
Bank of America Commercial Mortgage Trust, Series 2006-6	5.480%	10/10/45	3,000,000	2,997,139
Commercial Mortgage Trust, Series 2013-CR11(c)(e)	4.371%	10/10/23	5,108,000	4,505,034

		Maturity	Principal	Value
	Rate	Date	Amount	(Note 2)
Commercial Mortgage Backed Securities-Subordinated (continued)
Commercial Mortgage Trust, Series 2014-CR14(c)(e)	3.496%	01/10/24	$2,000,000	$1,628,329
Commercial Mortgage Trust. Series 2014-CCRE17(c)(e)	4.459%	05/10/24	6,000,000	4,809,306
Goldman Sachs Mortgage Securities Trust, Series 2013-GC13(c)(e)	4.205%	07/10/23	3,000,000	2,800,140
Goldman Sachs Mortgage Securities Trust, Series 2013-GC16(c)(e)	5.493%	11/10/46	2,342,405	2,359,088
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CIBC14(c)	5.708%	12/12/44	7,560,000	7,531,968
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16(c)(e)	5.176%	11/15/23	2,117,483	2,084,736
Merrill Lynch Mortgage Trust, Series 2005-CIP1(c)	5.445%	08/12/15	5,000,000	5,016,402
Merrill Lynch Mortgage Trust, Series 2006-C1(c)	5.865%	05/12/39	9,000,000	7,483,230
Merrill Lynch-CFC Commercial Mortgage Trust, Series 2006-2(c)(e)	6.066%	06/12/46	2,000,000	1,986,916
Merrill Lynch-CFC Commercial Mortgage Trust, Series 2006-3(c)	5.554%	09/12/16	2,500,000	2,001,250
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8(c)(e)	4.170%	02/15/23	3,000,000	2,885,861
Wells Fargo Commercial Mortgage Trust 2015-NXS1(c)	4.242%	05/15/48	2,500,000	2,255,879
				50,345,278

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
(Cost $126,268,089)				133,324,028

		7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.36%)
State Street Institutional Liquid Reserves Fund, Institutional Class		0.110%	506,578	506,578

TOTAL SHORT TERM INVESTMENTS
(Cost $506,578)				506,578

TOTAL INVESTMENTS (141.04%)
(Cost $189,561,752)				$200,134,994

Liabilities in Excess of Other Assets (-41.04%)				(58,233,602)
NET ASSETS (100.00%)				$141,901,392

(a)
Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of July 31, 2015, the aggregate market value of those securities was $1,944,911, representing 1.37% of net assets.

(b)	Non-income producing security.
(c)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at July 31, 2015.
(d)	Interest only security.
(e)
Security exempt from registration under rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts $25,630,973, which represents approximately 18.06% of net assets as of July 31, 2015.

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation.
AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
FHLMC - Federal Home Loan Mortgage Corporation.
Ltd. - Limited.
N.V. - Naamloze vennootshap is the Dutch term for a public limited liability corporation.
OYJ - Osakeyhtio is the Finnish equivalent of a public stock company.
PLC - Public Limited Company.
REIT - Real Estate Investment Trust.
SCA - Societe en Commandite par Actions is a term for limited liability partnership.

See Notes to Quarterly Statement of Investments.

PRINCIPAL REAL ESTATE INCOME FUND
Notes to Quarterly Statement of Investments
July 31, 2015 (Unaudited)

NOTE 1. ORGANIZATION

Principal Real Estate Income Fund (the ‘‘Fund’’) is a Delaware statutory trust registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). The Fund’s investment objective is to seek to provide high current income, with capital appreciation as a secondary investment objective, by investing in commercial real estate-related securities. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund may not be appropriate for all investors.

Investing in the Fund involves risks, including exposure to below-investment grade investments. The Fund’s net asset value will vary and its distribution rate may vary and both may be affected by numerous factors, including changes in the market spread over a specified benchmark, market interest rates and performance of the broader equity markets. Fluctuations in net asset value may be magnified as a result of the Fund’s use of leverage.

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Fund. In addition, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with vendors and others that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Fund. Based on experience, however, the Fund expects the risk of loss to be remote.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of the Statement of Investments in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Investments during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Statement of Investments may differ from the value the Fund’s ultimately realize upon sale of the securities. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The Statement of Investments has been prepared as of the close of the New York Stock Exchange (“NYSE”) on July 31, 2015.

Portfolio Valuation: The net asset value per Common Share of the Fund is determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund’s net asset value per Common Share is calculated in the manner authorized by the Fund’s Board of Trustees (the “Board”). Net asset value is computed by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Board has established the following procedures for valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and ask prices on the exchange where such securities are primarily traded.

The Fund values commercial mortgage-backed securities and other debt securities not traded in an organized market on the basis of valuations provided by an independent pricing service, approved by the Board, which uses information with respect to transactions in such securities, interest rate movements, new issue information, cash flows, yields, spreads, credit quality, and other pertinent information as determined by the pricing service, in determining value. If the independent primary or secondary pricing service is unable to provide a price for a security, if the price provided by the independent primary or secondary pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its Common Shares would materially affect net asset value, such security will be valued at its fair value as determined in good faith under procedures approved by the Board.

When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more independent broker quotes for the sale price of the portfolio security; and other relevant factors.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the first-in/first-out cost basis method for both financial reporting and income tax purposes.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2015:

Principal Real Estate Income Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$64,665,975	$–	$–	$64,665,975
Preferred Stocks	1,638,413	–	–	1,638,413
Commercial Mortgage Backed Securities	–	133,324,028	–	133,324,028
Short Term Investments	506,578	–	–	506,578
Total	$66,810,966	$133,324,028	$–	$200,134,994

*	See Statement of Investments for industry classifications.

The Fund recognizes transfers between the levels as of the end of the period. For the period ended July 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

Commercial Mortgage Backed Securities (“CMBS”): As part of its investments in commercial real estate related securities, the Fund will invest in CMBS which are subject to certain risks associated with direct investments in CMBS. A CMBS is a type of mortgage-backed security that is secured by a loan (or loans) on one or more interests in commercial real estate property. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. CMBS may be backed by obligations (including certificates of participation in obligations) that are principally secured by commercial real estate loans or interests therein having multi-family or commercial use. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans because those securities derive their cash flows and value from the performance of the commercial real estate underlying such investments and/or the owners of such real estate.

Real Estate Investment Trusts (“REITs”): As part of its investments in real estate related securities, the Fund will invest in REITs and are subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund’s investments in REITs, the Fund may also make distributions in excess of the Fund’s earnings and capital gains. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Common Shares and, after that basis has been reduced to zero, will constitute capital gains to the Common Shareholder.

Concentration Risk: The Fund invests in companies in the real estate industry, which may include CMBS, REITs, REIT-like structures, and other securities that are secured by, or otherwise have exposure to, real estate. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory changes, or economic conditions affecting CMBS, REITs, REIT-like structures, and real estate more generally, will have a significant impact on the Fund’s performance.

Foreign Currency Risk: The Fund expects to invest in securities denominated or quoted in currencies other than the U.S. dollar; changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of the exchanges at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

3. Tax Basis Information

Tax Basis of Investments: As of July 31, 2015, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Principal Real Estate Income Fund
Cost of investments for income tax purposes	$191,761,242
Gross appreciation on investments (excess of value over tax cost)	$12,145,532
Gross depreciation on investments (excess of tax cost over value)	(3,771,780)
Net unrealized appreciation on investments	$8,373,752

Item 2 – Controls and Procedures.

(a)
The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b)
There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during Registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3 – Exhibits.

Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRINCIPAL REAL ESTATE INCOME FUND

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	September 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	September 23, 2015

By:	/s/ Patrick D. Buchanan
Patrick D. Buchanan
Treasurer (Principal Financial Officer)

Date:	September 23 , 2015